                                                                    Exhibit 10.6



                               LICENSE AGREEMENT

     LICENSE AGREEMENT (the "Agreement") made as of this 26th day of October, 2004 (the "Effective Date") by and between Dresser, Inc. ("Dresser") and Dresser-Rand Group Inc. ("Dresser-Rand"). (Dresser and Dresser-Rand each referred to herein as a "Party" and collectively as the "Parties.")

     WHEREAS, Dresser is the owner of the "Dresser" name and mark (the "Dresser Name");

     WHEREAS, Dresser-Rand has been previously licensed to use the Dresser Name solely as part of the combined name and mark "Dresser-Rand", and formatives and derivatives thereof (collectively, the "Dresser-Rand Name"); and

     WHEREAS, the Parties wish to confirm their agreement that Dresser-Rand may continue to use the Dresser-Rand Name in connection with those types of products and services that it offers as of the Effective Date and on new products and services that are natural extensions of those business lines (the "Dresser-Rand Business Lines"), pursuant to the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Dresser and Dresser-Rand hereby agree as follows:

     1. GRANT OF LICENSE. Dresser grants to Dresser-Rand a world-wide, limited, nonexclusive (except as set forth in this Section 1 with respect to the combined name "Dresser-Rand"), terminable (solely as set forth in Section 5) license ("LICENSE") to use as a part of any trade name, corporate name, domain name (or similar or successor system), trademark or service mark, the Dresser Name solely as part of the combined name and mark "Dresser-Rand" in connection with the Dresser-Rand Business Lines and to use in a like manner the formatives and derivatives of Dresser-Rand also solely in connection with the Dresser-Rand Business Lines. Notwithstanding the foregoing sentence, the License is exclusive (even as to Licensor) with respect to the use of the Dresser Name as a part of the combined name and mark "Dresser-Rand" and formatives and derivatives thereto. Dresser-Rand accepts the License subject to all of the terms and conditions herein. All rights owned or held by Dresser but not expressly granted to Dresser-Rand hereunder with respect to the Dresser Name and all other trademarks owned by Dresser are reserved to Dresser. Subject to the terms and conditions herein set forth, the license granted to Dresser-Rand hereunder will include the right of Dresser-Rand to grant sublicenses to use the Dresser Name in connection with the Dresser-Rand Business Lines. For each such sublicensee, Dresser-Rand must either (i) Control the sublicensee or (ii) by law, contract or otherwise, be able to terminate the sublicensee's right to use the Dresser Name should the sublicensee fail to adhere to the Standards and Quality or the other applicable terms and conditions hereof. ("CONTROL" or any grammatical variations thereof shall mean either the ownership, directly or indirectly, of more than 50% of the voting securities of a corporation or other entity or the power to direct the management or policies of such corporation or other entity whether by operation of law, by contract, or otherwise.) Any sublicense granted by Dresser-Rand in violation of the foregoing sentence, without the express written consent of Dresser, shall be void.

     2. OWNERSHIP. Dresser-Rand covenants and agrees that, as between the Parties, (a) Dresser and not Dresser-Rand is the sole and exclusive owner of the Dresser Name; (b)

Dresser-Rand will do nothing inconsistent with such ownership of Dresser; (c) all use of the Dresser Name by Dresser-Rand, and the goodwill associated therewith, shall inure solely to the benefit of and be on behalf of Dresser; (d) Dresser-Rand shall assist Dresser in recording this Agreement with appropriate government authorities if Dresser requests such assistance; (e) nothing in this Agreement shall give Dresser-Rand any right, title or interest in the Dresser Name other than the right to use the Dresser Name in accordance with this Agreement; (f) other than as set forth in this Section 2, Dresser-Rand will not file any trademark application for registration of any of the Dresser Name or any marks similar thereto without the express written permission of Dresser, (g) Dresser-Rand shall not acquire and shall not claim any title to the Dresser Name adverse to Dresser by virtue of the License or through Dresser-Rand's use of the Dresser Name, and (h) Dresser-Rand shall not contest the title of Dresser to the Dresser Name or contest the validity of the License. Subject to the other terms of this Agreement, Dresser-Rand at its own expense shall have the right to file and maintain in its own name trademark or service mark registrations for the Dresser-Rand Name. As between the Parties, (a) Dresser-Rand shall be the sole and exclusive owner of the combined Dresser-Rand Name (but not the underlying Dresser Name) and all goodwill associated with such combined mark (but not the Dresser Name); (b) except as specifically allowed herein, Dresser will do nothing inconsistent with such ownership of Dresser-Rand; (c) nothing in this agreement shall give Dresser the right to use the Dresser-Rand Name; (d) as a part of its obligations under and subject to
Section 11, Dresser shall assist Dresser-Rand in registering the Dresser-Rand Name; and (e) Dresser will not file any trademark application or registration of any of the Dresser-Rand Name.

     3. QUALITY STANDARDS. Dresser-Rand shall conduct its business under the Dresser-Rand Name at a level of quality that is not materially lower than that maintained as of the Effective Date ("STANDARDS AND QUALITY"). Dresser-Rand shall not take any action which causes, or is reasonably likely to cause, material destruction, decrease, or diminution of the "Dresser" name or the reputation or goodwill thereof. Dresser-Rand agrees to cooperate with Dresser in facilitating Dresser's monitoring of such nature and quality, to permit commercially reasonable inspections of Dresser-Rand's operation, and to supply Dresser with specimens of the uses of the Dresser Name upon Dresser's reasonable request.

     4. ROYALTY. During the first ten years from the Effective Date, Dresser-Rand shall pay to Dresser a total of $5,000,000 as follows: Dresser-Rand shall pay to Dresser $1,000,000 upon the execution of the Agreement and $444,445 within thirty (30) days of each of the nine (9) successive anniversaries of this Agreement. Notwithstanding the foregoing, Dresser-Rand shall not have any obligation to make any such payment for any such year following Dresser's or Dresser-Rand's termination of this Agreement pursuant to Section 5. Dresser-Rand shall have no obligation to make any royalty payments to Dresser under or in connection with this Agreement other than as set forth in this Section 4. The royalty payments set forth in this Section 4 may be prepaid by Dresser-Rand at any time, and Dresser-Rand shall have no obligation to make future royalty payments under this Section 4 to the extent such prepayment covers amounts otherwise due hereunder.

     5. TERM. This Agreement shall remain in effect for the first ten (10) years from the Effective Date, and if Dresser-Rand pays to Dresser a total of $5,000,000 in royalties as set forth in Section 4, then this Agreement shall remain in effect in perpetuity (subject to termination as set forth below in this Section 5), provided, however, that in any jurisdiction which prohibits such perpetual licenses the Agreement shall remain in effect for no less than 50 years (and provided further that as between the Parties, neither Party shall challenge the validity of such perpetual grants in any jurisdiction). Notwithstanding the foregoing, (i) Dresser-Rand may terminate this Agreement at any time in its discretion by providing written notice to Dresser, and (ii) Dresser may terminate this Agreement in the event that Dresser-Rand materially breaches Sections 2, 3 or 4 of this Agreement and fails to remedy such default within sixty (60) days after receiving written notice of such default from Dresser (other than a royalty default under Section 4, which must be cured by Dresser-Rand within seven (7) days of receipt of such written notice and may be cured only upon payment by Dresser-Rand to Dresser of the amount due plus a $25,000 late fee), subject to Dresser-Rand's right to phase out use of the Dresser Name portion of the Dresser-Rand Name as soon as reasonably practicable following such termination but in any event within six (6) months following such termination. In the event of any expiration or termination of this
Agreement: (a) the provisions of Section 10 shall survive such termination and
(b) Dresser-Rand shall (i) within the previously specified period (i.e., within six (6) months) discontinue all use of the Dresser Name and any mark, term, or name confusingly similar thereto and delete the same from its corporate or business name, and (ii) at Dresser's request, cooperate with Dresser to apply to the appropriate authorities to cancel recording of this Agreement from all government records. Dresser-Rand further agrees that in the event of any expiration or termination of this Agreement, all right in the Dresser Name and the goodwill connected therewith shall remain the property of Dresser.

     6. ENFORCEMENT. Dresser-Rand shall promptly notify Dresser in writing should it become aware of activity by a third party that reasonably would be construed to constitute an infringement of the Dresser Name. Dresser shall promptly notify Dresser-Rand in writing should it become aware of activity by a third party that reasonably would be construed to constitute an infringement of the Dresser-Rand Name. Dresser shall have the sole initial right to take, and to determine whether or not to take, at Dresser's expense, any action(s) it deems appropriate with respect to any such infringement, and Dresser-Rand shall, at Dresser's expense, reasonably cooperate with Dresser in connection with any such action. If Dresser declines or otherwise fails to take action sufficient to prevent or terminate a particular infringement of the Dresser-Rand Name, then Dresser-Rand may undertake, at Dresser Rand's expense, such action, and Dresser shall, at Dresser-Rand's expense, reasonably cooperate with Dresser-Rand in connection with any such action. All recovery in the form of monetary damages or settlement shall belong to the Party principally bearing the expense of bringing such claim or suit to the extent of the expense incurred by such Party and then shall be apportioned equitably to the Parties according to whether the damages were suffered by the Dresser Name or the Dresser-Rand Name, respectively.

     7. BUSINESS LINES. Dresser-Rand may use the Dresser-Rand Name on its current products and services and on new products and services that are logical extensions of those business lines (its "Existing Business"). Likewise, Dresser may use the Dresser Name on its current products and services and on new products and services that are logical extensions of those business lines (its "Existing Business"). Dresser-Rand shall not expand beyond its Existing Business under the Dresser-Rand Name into products or services which are directly and materially competitive with the Dresser as of the Effective Date or such products and services that are natural extensions thereof (the "Dresser Business Lines"), and Dresser shall not expand beyond its Existing Business under the Dresser Name into products or services which are directly and materially competitive with the Dresser-Rand Business Lines. Either Dresser or Dresser-Rand may expand its respective business lines under the Dresser Name or Dresser-Rand Name, respectively, by entering into or acquiring a business that involves products and services that are not in either the Dresser-Rand Business Lines or the Dresser Business Lines (a "New Business"). If Dresser or Dresser-Rand first enter into a New Business in a bona fide manner (e.g., substantially, materially, in good faith, etc.), such New Business shall automatically be deemed incorporated into the Dresser Business Lines (if Dresser enters such New Business prior to Dresser-Rand) or the Dresser-Rand Business Lines (if Dresser-Rand enters such New Business prior to Dresser) for all purposes under this Agreement for so long as such

Party engages in such New Business in a bona fide manner. This Section is intended to affect only the names and marks that the Parties use in conducting their respective businesses, but not to otherwise affect the scope of each Party's permissible activities.

     8. DR NAME. The Parties acknowledge that nothing in this Agreement shall restrict or control the right of Dresser-Rand to use and register the name and mark "DR" or any derivation thereof in any manner, and that, as between the Parties, Dresser-Rand is the sole and exclusive owner of such name and mark.

     9. DISCLAIMERS. Dresser represents and warrants that: (i) the Dresser Name is the subject of a number of United States and foreign trademark registrations for a variety of goods and services; (ii) it has not granted and to its actual knowledge its predecessors-in-interest and affiliates have not granted, any, licenses or other rights in contravention of the License granted by it herein; and (iii) it has no actual knowledge of any threats, claims or actions, or basis for any such claims, alleging a violation of a third party's rights based solely on the use of the term Dresser as a part of the combined name Dresser-Rand. Dresser has not made, and does not make, any representations or warranties of any kind, express or implied, with respect Dresser-Rand's right or ability to use the Dresser-Rand Name. Except as set forth above, Dresser specifically excludes and disclaims all warranties, including any warranties of merchantability or fitness for any particular purpose or use with respect to the Dresser Name, as licensed herein.

10. INDEMNITY.

     (a) DRESSER AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND DRESSER-RAND AND ITS RESPECTIVE PARTNERS, OFFICERS, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES FROM AND AGAINST ANY AND ALL SUITS, DEMANDS, OR CLAIMS AND ALL COSTS, LOSSES, LIABILITIES, EXPENSES, SETTLEMENTS (WHETHER VOLUNTARY OR OTHERWISE) AND JUDGMENTS INCURRED IN CONNECTION THEREWITH, INCLUDING ATTORNEY'S FEES AND COURT COSTS (SUCH FEES AND COURT COSTS EITHER HAVING BEEN INCURRED IN DEFENSE OF SUCH CLAIMS, DEMANDS OR SUITS OR OTHERWISE), FOR ANY BREACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 9.

     (b) DRESSER-RAND ACKNOWLEDGES AND AGREES THAT IT WILL HAVE NO CLAIM AGAINST DRESSER FOR ANY DAMAGE TO PROPERTY OR INJURY TO PERSONS ARISING OUT OF THE OPERATION OF DRESSER-RAND'S BUSINESS.

     (c) DRESSER-RAND AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND DRESSER AND ITS RESPECTIVE PARTNERS, OFFICERS, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES FROM AND AGAINST ANY AND ALL SUITS, DEMANDS, OR CLAIMS AND ALL COSTS, LOSSES, LIABILITIES, EXPENSES, SETTLEMENTS (WHETHER VOLUNTARY OR OTHERWISE) AND JUDGMENTS INCURRED IN CONNECTION THEREWITH, INCLUDING ATTORNEY'S FEES AND COURT COSTS (SUCH FEES AND COURT COSTS EITHER HAVING BEEN INCURRED IN DEFENSE OF SUCH CLAIMS, DEMANDS OR SUITS OR OTHERWISE), INCLUDING

          WITHOUT LIMITATION ALL CLAIMS, DEMANDS AND SUITS FOR DAMAGES OR INJURIES, INCLUDING DEATH, TO ANY AND ALL PERSONS OR PROPERTY, WHETHER REAL OR ASSERTED AND WHETHER ARISING IN EQUITY, AT COMMON LAW, OR BY STATUTE, OR UNDER THE LAW OF CONTRACTS, TORTS (INCLUDING WITHOUT LIMITATION, NEGLIGENCE AND STRICT LIABILITY WITHOUT REGARD TO FAULT) OR PROPERTY, OF EVERY KIND OR CHARACTER, AND WHETHER OR NOT DUE IN WHOLE OR IN PART TO DRESSER'S SOLE OR CONCURRENT NEGLIGENCE OR OTHER FAULT, BREACH OF CONTRACT OR WARRANTY, OR STRICT LIABILITY WITHOUT REGARD TO FAULT, BASED UPON, IN CONNECTION WITH, RESULTING FROM OR ARISING OUT OF THIS AGREEMENT (OR THE CORRESPONDING PROVISIONS OF ANY SUBLICENSE BY ANY SUBLICENSEE) OR THE PROVIDING BY DRESSER-RAND OR ANY SUBLICENSEE OF GOODS OR SERVICES UNDER OR IN CONNECTION WITH THE DRESSER NAME.

(d) DRESSER AGREES TO INDEMNIFY, HOLD HARMLESS AND DEFEND DRESSER-RAND AND ITS RESPECTIVE PARTNERS, OFFICERS, EMPLOYEES, AGENTS AND OTHER REPRESENTATIVES FROM AND AGAINST ANY AND ALL SUITS, DEMANDS, OR CLAIMS AND ALL COSTS, LOSSES, LIABILITIES, EXPENSES, SETTLEMENTS (WHETHER VOLUNTARY OR OTHERWISE) AND JUDGMENTS INCURRED IN CONNECTION THEREWITH, INCLUDING ATTORNEY'S FEES AND COURT COSTS (SUCH FEES AND COURT COSTS EITHER HAVING BEEN INCURRED IN DEFENSE OF SUCH CLAIMS, DEMANDS OR SUITS OR OTHERWISE), INCLUDING WITHOUT LIMITATION ALL CLAIMS, DEMANDS AND SUITS FOR DAMAGES OR INJURIES, INCLUDING DEATH, TO ANY AND ALL PERSONS OR PROPERTY, WHETHER REAL OR ASSERTED AND WHETHER ARISING IN EQUITY, AT COMMON LAW, OR BY STATUTE, OR UNDER THE LAW OF CONTRACTS, TORTS (INCLUDING WITHOUT LIMITATION, NEGLIGENCE AND STRICT LIABILITY WITHOUT REGARD TO FAULT) OR PROPERTY, OF EVERY KIND OR CHARACTER, AND WHETHER OR NOT DUE IN WHOLE OR IN PART TO DRESSER'S SOLE OR CONCURRENT NEGLIGENCE OR OTHER FAULT, BREACH OF CONTRACT OR WARRANTY, OR STRICT LIABILITY WITHOUT REGARD TO FAULT, BASED UPON, IN CONNECTION WITH, RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE PROVIDING BY DRESSER OF GOODS OR SERVICES UNDER OR IN CONNECTION WITH THE DRESSER NAME.

(e) DRESSER-RAND'S AND DRESSER'S RESPECTIVE CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL EXTEND TO ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION ALLEGING ACTS OF NEGLIGENCE, FAULT, OR CONTRIBUTORY NEGLIGENCE ON THE PART OF THE OTHER PARTY; PROVIDED, HOWEVER, EACH PARTY'S CONTRACTUAL OBLIGATION OF INDEMNIFICATION HEREUNDER SHALL NOT EXTEND TO ANY CONSEQUENCES OF

          THE OTHER PARTY'S NEGLIGENCE, ERROR, BREACH OF
          CONTRACT OR OMISSIONS.

     10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the Parties and their respective successors and assigns.

     11. FURTHER ASSURANCES. Each Party hereto shall from time to time, at the request of the other Party, execute and deliver such other documents and take such other actions as such other Party may reasonably request in order to more effectively secure to the requesting Party the rights granted or reserved herein, including, but not limited to, the filing of United States and foreign trademark and trade name registrations to the Dresser Name and the Dresser-Rand Name. To the extent there are expenses consequent to taking such actions, the Party requesting such actions shall reimburse all reasonable out of pocket expenses of the other Party in performing such actions.

     12. INDEPENDENT CONTRACTOR. This Agreement shall not be deemed to create a partnership or joint venture. Neither Party hereto shall have the right to obligate or bind the other Party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

     13. WAIVER. The failure of either Party hereto to insist in any one or more instances upon performance of any terms or conditions of this Agreement will not be construed as a waiver of future performance of any such term, covenant, or condition and the obligations of any Party with respect to such term, covenant or condition will continue in full force and effect and either Party may, within the time provided by applicable law, enforce any or all of such rights.

     14. NOTICES. Any notice required or permitted to be sent shall be in writing and shall be sent by Federal Express or like courier delivery, or if sent by facsimile, with a confirmation copy by mail. Notices shall be sent to the Parties respective principal executive offices and addressed to the "General Counsel". Notice shall be effective upon receipt.

     15. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement, and supersedes all prior negotiations, understandings, and agreements, between the Parties concerning the subject matter hereof. No amendment or modification of this Agreement shall be made except by a writing that references this Agreement and that is signed non-electronically by the Party to be bound thereby. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and all of which together will constitute one document.

     16. SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other part or provision of this Agreement, and the invalid or unenforceable provision shall be deemed modified to the least degree necessary to remedy such invalidity.

     17. GOVERNING LAW. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York without regard to principles of conflict of laws.

     18. GOOD FAITH. Each Party agrees that, in its respective dealings with the other Party under or in connection with the performance of this Agreement, it shall act in good faith.

19.  DISPUTE RESOLUTION AND ARBITRATION.

(a) The Parties will attempt in good faith to promptly resolve any Claim (as defined below). In the event of a Claim, the disputing Party shall give the other Party written notice of the Claim and if the Parties fail to resolve the Claim at the operational level within thirty (30) days of the receipt of such notice, each Party shall nominate a senior officer of its management to meet at a mutually agreed time and place not later than forty five (45) days after the notice of the Claim was received to attempt to resolve such Claim or disagreement. Should a resolution of such Claim or disagreement not be obtained within fifteen (15) days after the meeting of senior officers for such purpose (or in the event that a Party seeks to avoid the obligation to negotiate or in the event that a Party unilaterally and in breach of the Agreement initiates litigation or any other dispute resolution process), either Party may then, by notice to the other, seek to resolve the Claim in accordance with the provisions of this Section 19.

(b) The Parties hereby agree to resolve by binding arbitration any and all claims, demands, actions, disputes, controversies, damages, losses, liabilities, judgments, payments of interest, penalties, enforcement of settlement agreements, deficiencies, any and all demands not yet matured into one of the foregoing, and other matters in question arising out of or relating to this Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Agreement (each of which is referred to as a "CLAIM"), even though some or all of such Claims allegedly are extra-contractual in nature and even though some or all of such Claims sound in contract, tort or otherwise, at law or in equity, in accordance with Commercial Arbitration Rules (the Supplementary Procedures for Large, Complex Disputes, if applicable) of the American Arbitration Association (the "AAA") in effect at the time of the Claims, as modified by the procedures set forth in EXHIBIT A hereto. The Parties hereby acknowledge and agree that this Agreement and the obligations to be performed hereunder constitute interstate commerce.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Dresser, Inc.                              Dresser-Rand Group Inc.

By: /s/ James A. Nattier                   By: /s/ Vincent R. Volpe Jr.
   ------------------------------             ----------------------------

Print Name: James A. Nattier               Print Name: Vincent R. Volpe Jr.

Title: Executive VP & CFO                  Title: President & CEO

Date: 10/26/04                             Date: 10/26/04


-----------
| APPROVED|
| BY  GHD |
|     --- |
| LEGAL   |
-----------

                                   EXHIBIT A
                             ARBITRATION PROCEDURES

(1) Number and Selection of Arbitrators. The arbitration shall be conducted by a single arbitrator except that, if the amount in controversy exceeds $1,000,000 or involves equitable relief, either Party may require, by notice given to the other, that the matter be heard by a panel of three arbitrators. If the claimant elects to require three arbitrators, the election must be set forth in the Notice and Demand for Arbitration. If the respondent elects to require three arbitrators, notice of the election must be provided to the claimant and the AAA within twenty one (21) days from the date the Notice and Demand for Arbitration is given. If neither Party so elects in the manner and within the time set forth above, the matter shall be heard by a single arbitrator. If there is to be a single arbitrator, the arbitrator shall be selected pursuant to the Commercial Arbitration Rules of the AAA. If there are to be three arbitrators, each Party shall have twenty one (21) days from the date the Notice and Demand for Arbitration is given to select an arbitrator and notify the AAA and the other Party of the selection. The Party-appointed arbitrators shall then select the third arbitrator, who shall act as chairperson of the panel. If the Party-appointed arbitrators fail to agree upon a third arbitrator within twenty one (21) days from the date the Notice and Demand for Arbitration is given, the third arbitrator shall be selected by the AAA. Any neutral arbitrator, whether appointed by the AAA or by the Party-appointed arbitrators, shall be licensed to practice law and shall have not less than 15 years of experience as an attorney or judge. In addition, the neutral arbitrator shall have experience with trademarks and complex business disputes. While the third arbitrator shall be neutral, the two Party-appointed arbitrators are not required to be neutral and it shall not be grounds for removal of either of the two Party-appointed arbitrators or for vacating the arbitrators' award that either of such arbitrators has past or present minimal relationships with the Party that appointed such arbitrator. Evident partiality on the part of an arbitrator exists only where the circumstances are such that a reasonable person would have to conclude there in fact existed actual bias and a mere appearance or impression of bias will not constitute evident partiality or otherwise disqualify an arbitrator. Minimal or trivial past or present relationships between the neutral arbitrator and the Party selecting such arbitrator or any of the other arbitrators, or the failure to disclose such minimal or trivial past or present relationships, will not by themselves constitute evident partiality or otherwise disqualify any arbitrator. Each arbitrator must agree in writing to his or her acceptance as an arbitrator to abide by the terms and conditions of this Agreement.

(2) Location of Arbitration. The arbitration shall be conducted in Houston, Texas, at the office of the AAA or such other location agreed upon by the Parties.

(3) Discovery. The Chair shall conduct discovery and resolve all discovery disputes. The Chair shall authorize such discovery as may be shown to be necessary to ensure a fair hearing; provided that, such discovery is completed within twenty (20) days of the date of the final hearing. Except as needed for presentation in lieu of a live appearance, each Party shall be limited to five (5) business days (9:00 a.m. to 5:00 p.m.) of depositions. This limitation shall apply to each separate arbitration that may be conducted pursuant to this Agreement. Discovery shall be conducted in accordance with the Federal Rules of Civil Procedure, except that:

          (i) no deposition shall exceed eight (8) hours and all depositions must be completed within one hundred twenty
                    (120) days from the date the Notice and Demand for Arbitration is given.

          (ii)      there shall be no requests for admissions,

          (iii) each Party shall be limited to no more than fifteen (15) interrogatories, including subparts.

          (iv) each Party shall be limited to no more than two document requests, including subparts, and

          (v) documentary discovery shall be limited to documents directly relevant to the matter in dispute. All privileges under state and federal law, including attorney-client, work product, and party communication privileges, shall be preserved and protected.

          (vi) all experts engaged by a Party must be disclosed to the other Party within sixty (60) days from the date the Notice and Demand for Arbitration is given. All discovery requests must be served within twenty (90) days from the date the Notice and Demand for Arbitration is given. A Party shall not be required to respond to discovery requests served on the Party after that deadline.

(4) Evidence. The arbitrators shall not be bound by the rules of evidence or of civil procedure, but rather may consider such writings and oral presentations as such arbitrator or the Parties may deem desirable or necessary. Prior to testifying, whether directly in the presence of the arbitrators or through depositions, each witness shall be sworn to tell the truth, subject to the perjury laws of the state in which the Final Arbitration hearing is held.

(5) Scope of Arbitrators' Powers. The arbitrators may award injunctive relief of any other legal or equitable remedy available from a court, including the joinder of Parties or consolidation of this arbitration with any other involving common issues of law or fact which may promote judicial economy.

(6) Remedy. This dispute resolution procedure is intended to be the exclusive method of resolving any Claim.

(7) Enforcement: Finality. Either Party may apply to the courts of the United States District Court for the Southern District of Texas, to enforce any portion of this arbitration agreement (as provided in 8 U.S.C. (section) 3) or to enter judgment upon the award (as provided in 8 U.S.C. (section) 9). In addition, the award rendered by the arbitration shall be final and judgment thereon may be entered by any court having jurisdiction over the Party against whom enforcement is sought. Each Party agrees that this arbitration agreement and the decision and the award of the arbitrators shall be treated as final and binding without the right of appeal to the courts and as an absolute and final bar to any suit instituted in any federal, state or local court relating to the dispute, except as provided in the Federal Arbitration Act.

(8) Arbitration Confidentiality. All aspects of an Arbitration conducted pursuant to this Agreement shall be and remain confidential and all participants shall be bound by judicially enforceable obligations of strict confidentiality except to the extent the Parties agree in writing to waive in whole or part such confidentiality.

(9) Applicable Law. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including, but not limited to, the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses as to arbitrarily, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. In deciding the substance of any such claim, dispute or disagreement, the arbitrators shall apply the substantive laws of the State of New York; provided, however, that THE ARBITRATORS SHALL HAVE NO AUTHORITY TO AWARD PUNITIVE DAMAGES UNDER ANY CIRCUMSTANCES (WHETHER IT BE EXEMPLARY DAMAGES, TREBLE DAMAGES, OR ANY OTHER PENALTY OR PUNITIVE TYPE OF DAMAGES) REGARDLESS OF WHETHER SUCH DAMAGES MAY BE AVAILABLE UNDER NEW YORK LAW, THE PARTIES HEREBY WAIVING THEIR RIGHT, IF ANY, TO RECOVER AND SUCH PUNITIVE DAMAGES IN CONNECTION WITH ANY SUCH CLAIMS, DISPUTES OR DISAGREEMENTS REGARDLESS OF WHETHER SUCH CLAIM, DISPUTE OR DISAGREEMENT ARISES UNDER THE LAW OF CONTRACTS, TORTS (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OF EVERY KIND AND STRICT LIABILITY WITHOUT FAULT), OR PROPERTY, OR AT COMMON LAW OR IN EQUITY OR OTHERWISE AND REGARDLESS OF THE METHOD BY WHICH THE DISPUTE IS RESOLVED, (I.E., REGARDLESS OF WHETHER THE DISPUTE IS ARBITRATED, LITIGATED OR RESOLVED IN ANY OTHER FASHION). The arbitrators shall certify in their award that they have faithfully applied the terms and conditions of this Agreement and that no part of their award includes any amount for exemplary or punitive damages.

(10) Timing of Arbitration. The arbitration hearing shall be scheduled to be held no later than one hundred fifty (150) days after the date the Notice and Demand for Arbitration is given.

(5) The Arbitrators' Award. The decision of the arbitrator, or a majority of the arbitrators, shall be reduced to writing and shall be delivered to the Parties no later than 15 days following the close of the arbitration hearing. Each Party shall bear the Party's own attorneys' fees and other costs and expenses incurred in connection with the arbitration, including without limitation the fees and expenses of the arbitrator to be appointed by such Party in the case of a three-arbitrator panel. The Parties shall share the other arbitrator's fees and any fees charged by the AAA equally.